Exhibit 99.1

Dolby Laboratories Reports Fiscal 2011 Fourth Quarter and Year-End Financial Results

SAN FRANCISCO--(BUSINESS WIRE)--November 17, 2011--Dolby Laboratories, Inc. (NYSE:DLB) today announced the Company’s financial results for the fourth quarter and fiscal year ended September 30, 2011.

For the fourth quarter, Dolby reported total revenue of $243.8 million, compared to $227.8 million for the fourth quarter of fiscal 2010.

Fourth quarter GAAP net income was $79.1 million, or $0.71 per diluted share, compared to $65.0 million, or $0.57 per diluted share, for the fourth quarter of fiscal 2010. On a non-GAAP basis, fourth quarter net income was $89.9 million, or $0.81 per diluted share, compared to $74.9 million, or $0.66 per diluted share, for the fourth quarter of fiscal 2010.

Fiscal year GAAP net income was $309.3 million, or $2.75 per diluted share, compared to $283.4 million, or $2.46 per diluted share, for fiscal year 2010. On a non-GAAP basis, fiscal year net income was $339.9 million, or $3.02 per diluted share, compared to $313.5 million, or $2.72 per diluted share for fiscal 2010. Dolby’s non-GAAP measures exclude expenses related to stock-based compensation, the amortization of intangibles from business combinations, restructuring charges, and the related tax impact of these items. The non-GAAP measures also exclude the one-time tax benefit resulting from the release of a deferred tax liability in the first quarter of fiscal 2011.

“We continued to see solid growth from our broadcast market in the fourth quarter, helping licensing revenue finish up 11 percent for the fiscal year,” said Kevin Yeaman, President and Chief Executive Officer, Dolby Laboratories. “We continue to see a significant opportunity in broadcast and remain focused on extending our technologies to online content and a growing array of portable devices.”

Financial Targets

For fiscal 2012, Dolby is targeting revenue of $910 million to $970 million.

GAAP

For fiscal 2012, Dolby is targeting total gross margin of approximately 90 percent, operating expenses of $465 million to $475 million, and other income of approximately $5 million. In addition, Dolby is targeting a tax rate of approximately 29 percent to 30 percent for fiscal 2012. While stock-based compensation expense may vary based on factors such as stock price or volatility, Dolby is targeting stock-based compensation expense for fiscal 2012 of approximately $51 million. In addition, Dolby is targeting charges related to the amortization of acquired intangibles for fiscal 2012 of approximately $10 million and restructuring charges of approximately $2 million.

Non-GAAP

For fiscal 2012, Dolby is targeting total gross margin of approximately 91 percent, operating expenses of $410 million to $420 million, and other income of approximately $5 million. In addition, Dolby is targeting a tax rate of approximately 29 percent to 30 percent for fiscal 2012. Dolby’s non-GAAP targets exclude expenses related to stock-based compensation, the amortization of intangibles from business combinations, restructuring charges, and the related tax impact of these items.

Diluted Earnings Per Share

Dolby is targeting diluted shares outstanding of approximately 110 million. These targets lead to fiscal 2012 diluted earnings per share target range of $2.31 to $2.61 on a GAAP basis and $2.71 to $3.02 on a non-GAAP basis.

The Company’s Conference Call Information

Members of Dolby management will lead a conference call open to all interested parties to discuss Dolby Laboratories’ Q4 and year-end fiscal 2011 financial results at 2:00 p.m. PT (5:00 p.m. ET) on Thursday, November 17, 2011.

Access to the teleconference will be available over the Internet from http://investor.dolby.com/medialist.cfm or by dialing 1-888-329-8903 from within the United States or 1-719-457-2731 from outside the country.

A replay of the call will be available from 5:00 p.m. PT on Thursday, November 17, 2011, until 9:00 p.m. PT on Thursday, November 24, 2011. Callers can dial 1-877-870-5176 from within the United States or 1-858-384-5517 from outside the US, then enter the confirmation code 4184766. An archived version of the teleconference will also be available on the Dolby Laboratories website, www.dolby.com.

Non-GAAP Financial Information

To supplement Dolby’s financial statements presented on a GAAP basis, Dolby provides non-GAAP financial measures of gross margin, operating expense, tax rate, and diluted earnings per share. These measures are adjusted to exclude the charges and expenses discussed above. Dolby presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Dolby’s operating results in a manner that focuses on what Dolby’s management believes to be its ongoing business operations. Dolby’s management believes it is useful for itself and investors to review, as applicable, both GAAP information that includes the impact of stock-based compensation expense, amortization of intangible assets acquired through business combinations, restructuring charges, and the related tax impact of all of these items on the provision for income taxes, and the non-GAAP measures that exclude such information in order to assess the performance of Dolby’s business for planning and forecasting in subsequent periods. Dolby’s management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Whenever Dolby uses such a non-GAAP financial measure, it provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed above. Investors are also encouraged to review Dolby’s GAAP financial statements as reported in its SEC filings. A reconciliation between GAAP and non-GAAP financial measures is provided at the end of this press release and on our investor relations website at http://investor.dolby.com/medialist.cfm.

Forward-Looking Statements

Certain statements in this press release, including statements relating to Dolby’s expectations regarding revenue, gross margin, operating expense, other income, tax rate, stock-based compensation, amortization of intangibles, restructuring charges, and diluted earnings per share for fiscal 2012, and its statements regarding continued broadcast growth opportunities, and extending its technologies to online content and a growing array of portable devices, and the benefits that may be derived from them are “forward-looking statements” that are subject to risks and uncertainties. These forward-looking statements are based on management’s current expectations, and as a result of certain risks and uncertainties, actual results may differ materially from those projected. The following important factors, without limitation, could cause actual results to differ materially from those in the forward-looking statements: risks that Dolby technologies may not be included in future PC operating systems; risks associated with trends in the markets in which Dolby operates, including the personal computer, DVD, and Blu-ray Disc™, broadcast, consumer electronics, gaming, mobile, and automobile markets; pricing pressures; risks that shifts from disc-based media to online media content could result in fewer devices with Dolby technologies; risks associated with the effects of macroeconomic conditions; the timing of Dolby’s receipt of royalty reports and/or payments from its licensees; Dolby’s accuracy of calculation of royalties due to its licensors; Dolby’s ability to develop, maintain, and strengthen relationships with industry participants; Dolby’s ability to develop and deliver innovative technologies in response to new and growing markets in the entertainment industry; competitive risks; risks associated with conducting business in China and other countries that have historically limited recognition and enforcement of intellectual property and contractual rights; risks associated with the health of the motion picture industry generally; the development and growth of the market for digital cinema and digital 3D and Dolby’s ability to successfully penetrate this market; Dolby’s ability to expand its business generally, and to expand its business beyond sound technologies to other technologies related to digital entertainment delivery, by acquiring and successfully integrating businesses or technologies; and other risks detailed in Dolby’s Securities and Exchange Commission filings and reports, including the risks identified under the section captioned “Risk Factors” in its most recent quarterly report on Form 10-Q. Dolby disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

About Dolby Laboratories

Dolby Laboratories (NYSE:DLB) is the global leader in technologies that are essential elements in the best entertainment experiences. Founded in 1965 and best known for high-quality audio and surround sound, Dolby creates innovations that enrich entertainment at the movies, at home, or on the go. For more information about Dolby Laboratories or Dolby® technologies, please visit www.dolby.com.

Dolby and the double-D symbol are registered trademarks of Dolby Laboratories. Blu-ray Disc is a trademark of Blu-ray Disc Association. S11/25076 DLB-F

DOLBY LABORATORIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Fiscal Quarter Ended		Fiscal Year Ended
	September 24, 2010	September 30, 2011	September 24, 2010	September 30, 2011
	(in thousands, except per share amounts)
Revenue:
Licensing	$178,429	$205,747	$710,474	$790,340
Products	40,255	30,842	180,402	131,611
Services	9,123	7,179	31,837	33,554
Total revenue	227,807	243,768	922,713	955,505

Cost of revenue:
Cost of licensing	4,283	3,793	17,565	17,620
Cost of products (1)	18,653	18,779	90,695	81,328
Cost of services (1)	3,407	3,070	13,961	12,223
Impairment of products provided under operating leases	-	-	9,594	-
Total cost of revenue	26,343	25,642	131,815	111,171
Gross margin	201,464	218,126	790,898	844,334
Operating expenses:
Research and development (1)	29,417	33,108	104,978	123,920
Sales and marketing (1)	36,525	37,154	130,160	149,642
General and administrative (1)	32,676	33,039	119,353	137,633
Restructuring charges, net	5,655	2,669	7,026	3,406
Total operating expenses	104,273	105,970	361,517	414,601
Operating income	97,191	112,156	429,381	429,733
Other income, net	1,431	4,476	7,631	10,910
Income before provision for income taxes	98,622	116,632	437,012	440,643
Provision for income taxes	(35,295)	(37,344)	(154,185)	(130,061)
Net income including controlling interest	63,327	79,288	282,827	310,582
Less: net (income) / loss attributable to controlling interest	1,684	(217)	620	(1,315)
Net income attributable to Dolby Laboratories, Inc.	$65,011	$79,071	$283,447	$309,267

Basic earnings per share	$0.58	$0.72	$2.50	$2.78
Diluted earnings per share	$0.57	$0.71	$2.46	$2.75

Weighted-average shares outstanding (basic)	112,486	110,063	113,452	111,444
Weighted-average shares outstanding (diluted)	114,276	110,662	115,388	112,554

(1) Stock-based compensation included above was classified as follows:
Cost of products	$115	$159	$427	$642
Cost of services	34	53	126	182
Research and development	1,922	2,591	6,535	10,157
Sales and marketing	2,321	3,392	8,843	13,184
General and administrative	3,408	4,554	12,884	19,500

DOLBY LABORATORIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	September 24, 2010	September 30, 2011
	(unaudited)
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$545,861	$551,512
Short-term investments	302,269	391,281
Accounts receivable, net	54,257	61,815
Inventories	28,338	26,244
Deferred taxes	102,758	90,869
Prepaid expenses and other current assets	26,930	36,877
Total current assets	1,060,413	1,158,598
Long-term investments	190,837	272,797
Property, plant and equipment, net	94,097	117,107
Intangible assets, net	67,019	51,573
Goodwill	264,580	263,260
Deferred taxes	19,948	14,779
Other non-current assets	14,878	6,273
Total assets	$1,711,772	$1,884,387

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$148,214	$127,922
Income taxes payable	7,895	4,762
Deferred revenue	9,647	26,701
Total current liabilities	165,756	159,385
Long-term deferred revenue	12,775	15,526
Deferred taxes	11,547	671
Other non-current liabilities	27,015	23,455
Total liabilities	217,093	199,037
Stockholders' equity:
Class A common stock	53	52
Class B common stock	59	58
Additional paid-in capital	329,902	210,681
Retained earnings	1,135,922	1,445,189
Accumulated other comprehensive income	7,801	7,533
Total stockholders' equity - Dolby Laboratories, Inc.	1,473,737	1,663,513
Controlling interest	20,942	21,837
Total stockholders' equity	1,494,679	1,685,350
Total liabilities and stockholders' equity	$1,711,772	$1,884,387

DOLBY LABORATORIES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Fiscal Quarter Ended		Fiscal Year Ended
	September 24, 2010	September 30, 2011	September 24, 2010	September 30, 2011
	(unaudited)
	(in thousands)
Operating activities:
Net income including controlling interest	$63,327	$79,288	$282,827	$310,582
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	9,392	10,019	34,937	43,994
Stock-based compensation expense	7,800	10,749	28,815	43,665
Amortization of premium on investments	2,734	4,713	9,118	17,088
Excess tax benefit from exercise of stock options	(7,749)	6,050	(24,639)	(6,593)
Provision for doubtful accounts	546	(56)	365	772
Deferred taxes	5,751	5,211	(16,031)	6,784
Losses / (gains) on Put Rights	1,095	-	7,601	-
Losses / (gains) on auction rate certificates	-	-	(7,601)	-
Loss on impairment of long-lived assets	3,392	226	12,986	226
Payment on litigation settlement	-	-	(3,000)	(3,000)
Other non-cash items affecting net income	(1,660)	357	347	532
Changes in operating assets and liabilities:
Accounts receivable	(6,734)	(22,579)	(31,329)	(8,514)
Inventories	(11,609)	(2,822)	(15,696)	2,105
Prepaid expenses and other assets	(721)	(3,587)	15,009	(10,305)
Accounts payable and accrued liabilities	7,797	10,837	31,556	(16,952)
Income taxes, net	(3,908)	(5,678)	27,995	708
Deferred revenue	(1,443)	14,400	(25,725)	19,800
Other non-current liabilities	(163)	2,401	(237)	2,796
Net cash provided by operating activities	67,847	109,529	327,298	403,688
Investing activities:
Purchases of available-for-sale securities	(89,880)	(164,443)	(646,052)	(619,238)
Proceeds from sale of available-for-sale and trading securities	123,586	84,062	643,443	429,681
Purchases of property, plant and equipment	(12,429)	(17,028)	(37,482)	(47,362)
Acquisitions, net of cash acquired	(5,601)	-	(5,601)	(3,350)
Purchases of intangible assets	-	-	(825)	-
Proceeds from sale of property, plant and equipment	1,989	490	2,160	3,567
Net cash provided by/(used in) investing activities	17,665	(96,919)	(44,357)	(236,702)
Financing activities:
Payments on debt	(6,488)	-	(7,680)	-
Proceeds from issuance of Class A common stock (Employee Stock Purchase Plan)	-	13	4,060	5,442
Proceeds from exercise of stock options	2,621	386	35,569	17,877
Repurchase of common stock	(63,714)	(49,910)	(241,362)	(192,410)
Excess tax benefit from exercise of stock options	7,749	(6,050)	24,639	6,593
Net cash used in financing activities	(59,832)	(55,561)	(184,774)	(162,498)
Effect of foreign exchange rate changes on cash and cash equivalents	1,083	(141)	(3,984)	1,163
Net increase in cash and cash equivalents	26,763	(43,092)	94,183	5,651
Cash and cash equivalents at beginning of period	519,098	594,604	451,678	545,861
Cash and cash equivalents at end of period	$545,861	$551,512	$545,861	$551,512

GAAP to Non-GAAP Reconciliations
(In millions, except per share data)

The following tables show the Company’s fourth quarter of fiscal 2011 and fiscal 2011 year-to-date GAAP financial measures reconciled to non-GAAP financial measures included in this release:

Net income:	Fiscal Quarter Ended	Fiscal Year Ended
	September 30, 2011	September 30, 2011

GAAP net income	$79.1	$309.3
Stock-based compensation	10.7	43.7
Amortization of acquired intangibles	2.7	15.2
Restructuring charges, net	2.7	3.4
Income tax adjustments	(5.3)	(31.7)
Non-GAAP net income	89.9	339.9

Diluted earnings per share:	Fiscal Quarter Ended	Fiscal Year Ended
	September 30, 2011	September 30, 2011

GAAP diluted earnings per share	$0.71	$2.75
Stock-based compensation	0.10	0.39
Amortization of acquired intangibles	0.02	0.13
Restructuring charges, net	0.03	0.03
Income tax adjustments	(0.05)	(0.28)
Non-GAAP diluted earnings per share	$0.81	$3.02

Shares used in computing diluted earnings per share	111	113

The following tables show the Company’s fiscal year 2012 GAAP financial targets reconciled to non-GAAP financial targets included in this release (numbers are approximate):

Gross margin:
	Fiscal Year 2012
GAAP gross margin	90%
Stock-based compensation	0%
Amortization of acquired intangibles	1%
Non-GAAP gross margin	91%

Product gross margin:	Fiscal Year 2012
	Low	High
GAAP products gross margin	37%	39%
Stock-based compensation	1%	1%
Amortization of acquired intangibles	2%	2%
Non-GAAP products gross margin	40%	42%

Operating expenses:	Fiscal Year 2012
	Low	High
GAAP operating expenses	$465	$475
Stock-based compensation	(50)	(50)
Amortization of acquired intangibles	(3)	(3)
Restructuring charges, net	(2)	(2)
Non-GAAP operating expenses	$410	$420

Operating expense run-rate:
	Q4 2011 Exit Run-Rate
GAAP operating expense run-rate	$115
Stock-based compensation	(12)
Amortization of acquired intangibles	(1)
Restructuring charges, net	(1)
Non-GAAP operating expense run-rate	$101

Diluted earnings per share:	Fiscal Year 2012
	Low	High
GAAP diluted earnings per share	$2.31	$2.61
Stock-based compensation	0.46	0.46
Amortization of acquired intangibles	0.09	0.09
Restructuring charges, net	0.02	0.02
Income tax adjustments	(0.17)	(0.16)
Non-GAAP diluted earnings per share	$2.71	$3.02

Shares used in computing diluted earnings per share	110	110

CONTACT:
Dolby Laboratories
Investor Contact:
Alex Hughes, 415-645-4572
investor@dolby.com
Media Contact:
Sean Durkin, 415-645-5176
news@dolby.com